                                 HIGHMARK FUNDS
                                  EQUITY FUNDS
                               FIXED INCOME FUNDS
                       Supplement dated January 30, 2003
              To Retail Shares Prospectus dated November 30, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective February 1, 2003 the HighMark Funds will begin imposing a 1.00% front-end sales charge applicable to newly purchased Class C Shares of the Balanced Fund, Growth Fund, International Equity Fund, Large Cap Value Fund, Small Cap Value Fund, and Value Momentum Fund. As a result of the front-end sales charge, the following changes have been made to the prospectus:

I. Under the heading "FEES AND EXPENSES", the information concerning Class C Shares in the "SHAREHOLDER FEES" tables on page 4, 10,13, 16, 19 and 22 have been revised as follows:

SHAREHOLDER FEES

----------------------------------------------------------------------------
                                                              CLASS C
                                                              SHARES
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                          1.00%
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                         1.00%
Redemption Fee on shares held less than 30 days
  (as a percentage of amount redeemed)                            0%

-------------
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% annual return, and that the Fund's expenses remain the same.

If you do not sell your shares:

                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
Balanced Fund Class C Shares                             $288     $682     $1,101     $2,268
Growth Fund Class C Shares                               $288     $682     $1,101     $2,268
International Equity Fund Class C Shares                 $359     $894     $1,457     $2,986
Large Cap Value Fund Class C Shares                      $286     $676     $1,091     $2,247
Small Cap Value Fund Class C Shares                      $328     $802     $1,303     $2,679
Value Momentum Fund Class C Shares                       $288     $682     $1,101     $2,268

If you sell your shares at the end of each period:

                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
Balanced Fund Class C Shares                             $388     $682     $1,101     $2,268
Growth Fund Class C Shares                               $388     $682     $1,101     $2,268
International Equity Fund Class C Shares                 $459     $894     $1,457     $2,986
Large Cap Value Fund Class C Shares                      $386     $676     $1,091     $2,247
Small Cap Value Fund Class C Shares                      $428     $802     $1,303     $2,679
Value Momentum Fund Class C Shares                       $388     $682     $1,101     $2,268

II. Under the heading "SHAREOWNER GUIDE -- HOW TO INVEST IN THE HIGHMARK FUNDS", the information concerning "CLASS C" on page 32 has been revised as follows:

         CLASS C
         -  1.00% front-end sales charge.
         -  Distribution and service (12b-1) fees of 1.00%
         -  A deferred sales charge, as described below.
         -  No automatic conversion to Class A Shares, so annual
            expenses continue at the Class C level throughout the life of your investment.
         -  Offered by:
           Balanced Fund
           Growth Fund
           International Equity Fund
           Large Cap Value Fund
           Small Cap Value Fund
           Value Momentum Fund
         For the actual past expenses of each shares class, see the individual Fund profiles earlier in this prospectus.

         Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term.

III. Under the heading "CLASS B AND CLASS C SHARES: CONTINGENT DEFERRED SALES CHARGE", on page 33, the first sentence has been deleted and replaced with the following:

     Class B Shares are available at their net asset value per share, without any initial sales charge. Front-end sales charges for Class C Shares are as follows:

                 As a                          As a
            Percentage of                 Percentage of
            Offering Price               Your Investment
            --------------               ---------------
                1.00%                         1.01%

IV. Under the sub-heading "CLASS C SHARES" on page 33, the following information has been deleted and replaced with the following:

       CLASS C SHARES
       The Distributor pays a commission equal to 1.00% of your purchase to your broker or financial institution. The Distributor also receives any CDSC imposed when you sell your Class C Shares.

V. Under the heading "SALES CHARGE REDUCTIONS AND WAIVERS", sub-heading "FRONT-END SALES CHARGE WAIVERS", the following information has been inserted as the first paragraph on page 35:

CLASS C FRONT-END SALES WAIVERS: The front-end sales charge will be waived on Class C Shares bought:

(1) In connection with purchases from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; Section 403(b) of the Code; or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

(2) Through reinvestment of dividend and capital gain distributions.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMK-SU-005-0100